SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 4, 2015

KEYUAN PETROCHEMICALS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park

Ningbo Economic & Technological Development Zone

Ningbo, Zhejiang Province

P.R. China 315803

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Copies to:

Hunter Taubman Fischer LLC

1450 Broadway, Floor 26

New York NY 10018

Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On February 13, 2014, the Brown Law Firm filed a derivative action suit (the “Derivative Action”) on behalf of Keyuan Petrochemicals, Inc. (the “Company”), alleging certain and former current officers and directors of the Company had violated their fiduciary duties between at least April 22, 2010 to October 20, 2011. The Company and Plaintiff have entered a settlement of the Derivative Action pursuant to the terms of a Stipulation of Settlement. The Court has granted preliminary approval of the settlement, and has scheduled a final Settlement Hearing on October 5, 2015. Copies of the Stipulation of Settlement and Notice of Settlement Hearing are attached to this report as Exhibits 99.1 and 99.2.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1	Copy of the Stipulation of Settlement dated July 1, 2015
99.2	Copy of Notice of Settlement Hearing dated August 4, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: September 1, 2015	By:	/s/ Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer

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